Exhibit 10.17






     NON-QUALIFIED PLAN OF DEFERRED COMPENSATION OF

     MARK IV INDUSTRIES, INC.

     ________________________________

     Fourth Amendment and Restatement
     _________________________________

     Effective January 1, 1999

     NON-QUALIFIED PLAN OF DEFERRED COMPENSATION
                        OF
               MARK IV INDUSTRIES, INC.
     _______________________________________

          Fourth Amendment and Restatement
     ______________________________________


     WHEREAS, Mark IV Industries, Inc., a Delaware corporation having its principal place of business at One Town Centre, John James Audubon Parkway, Amherst, New York ("Mark IV") adopted a non-qualified plan of deferred compensation known as the "Non-Qualified Plan of Deferred Compensation of Mark IV Industries, Inc." (the "Plan") effective February 20, 1990 in order to provide a select group of its highly compensated management employees the same amount of retirement income such highly compensated management employees would have been entitled to receive if the provisions of the Internal Revenue Code as amended by the Tax Reform Act of 1986, did not require Mark IV to change the manner in which it administered a tax qualified retirement plan maintained by Mark IV for the benefit of certain of its employees and known as the Mark IV Retirement Savings Plan (now known as the Mark IV Savings & Retirement Plan) and a tax qualified defined contribution pension plan known as the Mark IV Industries, Inc.
and Subsidiaries Master Defined Contribution Pension Plan (which plan was merged into the Mark IV Savings & Retirement Plan effective January 1, 1993); and

     WHEREAS, the Plan provides for the hypothetical investment of amounts hypothetically credited to accounts established to maintain records of the amounts payable to Participants in the Plan; and

     WHEREAS, Mark IV amended and restated the Plan effective December 1, 1991 to provide that the value of the accounts of certain Participants will be equal to the greater of the amount hypothetically allocated to the account of the Participant together with interest thereon and the value of common stock of Mark IV which is to be hypothetically allocated to the account of such Participant, and to make certain other conforming changes to the Plan; and

     WHEREAS, Mark IV amended and restated the Plan effective December 16, 1992, to provide certain Participants the opportunity to defer the receipt of payment of any bonus or other incentive compensation which they may be entitled to receive under the terms of certain executive bonus arrangements and to provide that the amount of the incentive bonus, if any, which the Participant defers shall be credited with hypothetical earnings and paid in accordance with the terms of this Plan; and

     WHEREAS, Mark IV amended and restated the Plan effective September 1, 1993, to provide that certain Participants shall be permitted to defer the receipt of all or any part of the salary or wages they are entitled to receive and to provide that the amount of the salary or wages deferred by the Participant, if any, shall be credited with hypothetical earnings and paid in accordance with the terms of this Plan; and

     WHEREAS, effective January 1, 1996, Mark IV began administering the Plan in a manner which provided for the allocation of hypothetical matching contributions to the accounts of Participants that deferred the receipt of their compensation pursuant to the Plan; and

     WHEREAS, due to the size of the Accounts of certain Participants, Mark IV has now determined that it is appropriate to limit the aggregate amount of the compensation and bonuses which may be deferred by Participants and, in certain cases, to require a portion of the amount of the compensation and bonuses deferred by Participants to be distributed immediately; and

     WHEREAS, Mark IV desires to amend the Plan to reflect miscellaneous changes in the manner in which the Plan is administered, to provide a limitation on the aggregate amount of compensation and bonuses which may be deferred by Plan Participants and to require that distributions be made to certain Participants with respect to the amount of compensation and bonuses deferred by such Participants;

     NOW, THEREFORE, Mark IV hereby adopts the following as the Fourth Amendment and Restatement of the Plan effective as of January 1, 1999:


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                   TABLE OF CONTENTS



     Section                                                  Page


Section 1 Definitions                                           1

Section 2 Eligibility                                           9

Section 3 Annual Deferred Compensation Commitment,
          Compensation Deferrals and Matching Contributions    10

Section 4 Distributions                                        28

Section 5 Trust Established Upon Change in Control             42

Section 6 Administration                                       44

Section 7 Amendment, Termination and Merger                    47

Section 8 Miscellaneous                                        48

                       SECTION 1.
                      Definitions

     1.01 Account means the account or accounts established and maintained by the Committee (as hereinafter defined) for each Participant (as hereinafter defined) to reflect the amount of the deferred compensation payable to each Participant under the terms of this Plan and, in the event a Trust Fund (as hereinafter defined) is established pursuant to Section 5.01 hereof, to reflect the interest of each Participant in the Trust Fund.

     1.02 Affiliate means any corporation under common control with Mark IV within the meaning of Internal Revenue Code Section 414(b) and any trade or business (whether or not incorporated) under common control with Mark IV within the meaning of Internal Revenue Code Section 414(c).

     1.03 Anniversary Date means March 1 of each year.

     1.04 Annual Allocation Account means a sub-account maintained by the Committee within each Participant's Account for each Plan Year (as hereinafter defined) with respect to which an Annual Deferred Compensation Commitment (as hereinafter defined) is to be made, which sub-account is established by the Committee for the purpose of valuing the total aggregate amount of each of the Annual Deferred Compensation Commitments made by Mark IV to the Participant's Account together with any earnings thereon as provided for in this Plan.

     1.05 Annual Deferred Compensation Commitment means, for each Plan Year, the total amount of the deferred compensation which Mark IV has agreed and committed to allocate and pay with respect to such Plan Year, to each of the Participants in the Plan, excluding: (a) interest; (b) the amount of any Compensation Deferrals (as hereinafter defined) which are deferred at the option of a Participant; and (c) the amount of any Matching Contributions relating to Compensation Deferrals made by a Participant (as hereinafter defined).

     1.06 Applicable Interest Rate means: (a) for each Plan Year, a rate of interest equal to one hundred twenty percent (120%) of the average of the Federal long-term interest rates established by the Secretary of the Treasury pursuant to the provisions of
Section 1274 of the Internal Revenue Code and the regulations thereunder for the months of March, June, September and December of the calendar year which ends within the Plan Year; and (b) for each calendar year, a rate of interest equal to one hundred twenty percent (120%) of the average of the Federal long term interest rates established by the Secretary of the Treasury pursuant to the provisions of Section 1274 of the Internal Revenue Code and the regulations thereunder for the months of March, June, September and December of such calendar year.

     1.07 Authorized Absence means a leave of absence from the Employer (as hereinafter defined) or any Affiliate for a period not exceeding twenty-four (24) months or absence to enter the Armed Services of the United States during a period of national emergency or at any time through the operation of a compulsory military service law of the United States. Leaves of absence may be granted in the event of illness or accident of an Eligible Employee (as hereinafter defined) or a member of his family or for the continuation of the training or education of the Eligible Employee. For purposes of this Plan, an Eligible Employee who leaves on an Authorized Absence shall not be deemed to have incurred a termination of employment with the Employer or any Affiliate solely by reason of his leaving on such Authorized Absence. However, the failure of any Eligible Employee to return to active employment with the Employer or any Affiliate after a leave of absence or authorized extension thereof or during the period after his separation from military service in which his reemployment rights are guaranteed by law shall be deemed a termination of employment at the later of the date of commencement of such leave of absence or such military leave or the date for which he was last credited with an Hour of Service (as hereinafter defined). Leaves of absence shall be granted in accordance with the Employer's normal policies and practices in a uniform and non-discriminatory manner.

     1.08 Beneficiary means any person or persons designated, in writing, by a Participant to share in the benefits of the Plan after his death, or if none, his spouse, or, if neither, his estate.

     1.09 Break in Service means each Plan Year during which an Eligible Employee has completed no more than 500 Hours of Service due to a termination of employment with the Employer and any Affiliate. A termination of employment shall not occur upon a Participant's transfer between the employment of the Employer and any Affiliate.

          In the case of an Eligible Employee who is absent from work for any period by reason of:

          (a)  the pregnancy of the Eligible Employee;

          (b)  the birth of a child of the Eligible Employee;

          (c) the placement of a child with the Eligible Employee in connection with the adoption of such child by such Eligible
Employee; or

          (d) the need to care for such child for a period beginning immediately following the birth or placement of such child with such Eligible Employee;

such Eligible Employee shall receive an Hour of Service for each Hour of Service which the Eligible Employee would have been credited with during the period of such absence had the Eligible Employee not been absent. If the Committee is unable to determine the number of Hours of Service which the Eligible Employee would have been credited with had such Eligible Employee not been absent, such Eligible Employee shall be credited with 8 Hours of Service per work day of such absence. Notwithstanding the foregoing, an Eligible Employee shall not be credited with more than the number of Hours of Service required to prevent such Eligible Employee from incurring a Break in Service nor be credited with more than 501 Hours of Service by reason of any absence described in this paragraph. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent the Eligible Employee from incurring a Break in Service in that computation period or, in all other cases, in the following computation period. The provisions of this paragraph shall be used solely for purposes of determining whether an Eligible Employee has incurred a Break in Service for vesting purposes.

     1.10 Board of Directors means the Board of Directors of Mark
IV.

     1.11 Committee means the administrative committee, referred to in Section 6.01, designated by the Board of Directors of Mark
IV to administer the Plan.

     1.12 Compensation means: (a) for purposes of determining the amount which a Participant shall be entitled to defer the receipt of pursuant to Section 3.02 hereof, an amount equal to the total salary or wages paid or payable by an Employer to a Participant at the Participant's regular rate for services actually rendered during the calendar year ending within the Plan Year including overtime and including bonuses which are payable with respect to services performed during the fiscal year of the Employer in which such calendar year ends but which bonuses are paid after the end of such calendar year (whether or not such salary, wages, overtime or bonuses are actually paid as a result of the Participant's election to defer receipt of such Compensation) but excluding: (i) the amount, if any, of the compensation or wages of the Participant which are contributed on behalf of the Participant to the Mark IV Savings & Retirement Plan; (ii) the amount, if any, of the compensation or wages of the Participant which are contributed on behalf of the Participant to any cafeteria plan established and/or maintained by the Employer pursuant to Section 125 of the Internal Revenue Code; and (iii) the amount of the Annual Deferred Compensation Commitment allocated to the Account of a Participant under this Plan or any other contributions or benefits made to or for the benefit of any Participant under any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Employer for the benefit of any such Participant; and (b) for purposes of determining the amount of the Annual Deferred Compensation Commitment to be allocated to the Account of a Participant pursuant to Section 3.04 hereof, an amount equal to: (i) total salary or wages paid or payable by the Employer to a Participant at his regular rate for services actually rendered during the calendar year ending within the Plan Year including overtime and including estimated bonuses which will be payable with respect to services performed during the fiscal year of the Employer in which such calendar year ends but which bonuses are paid after the end of such calendar year (whether or not such salary, wages, overtime or bonuses are actually paid as a result of the Participant's election to defer the receipt of such Compensation) minus the amount, if any, of bonuses paid during such calendar year which are attributable to services provided by the Employee during the fiscal year of the Employer which ends during the immediately preceding calendar year; (ii) the amount, if any, of the compensation or wages of the Participant which are contributed on behalf of the Participant to the Mark IV Savings & Retirement Plan; (iii) the amount, if any, of the compensation or wages of the Participant which are contributed on behalf of the Participant to any cafeteria plan established and/or maintained by the Employer pursuant to Section 125 of the Internal Revenue Code; minus the portion, if any, of the amount of the compensation or wages contributed on behalf of the Participant to the cafeteria plan maintained by the Participant's employer to the extent that such compensation or wages are used for the payment of group term life insurance premiums under the cafeteria plan; (iv) the amount, if any which is included in the taxable income of a Participant as a result of the lapsing of any restrictions on transferability of common stock of Mark IV which has been issued to the Participant pursuant to the terms of the Mark IV Industries, Inc. 1992 Restricted Stock Plan; and (v) the amount, if any, of ordinary income realized by a Participant in connection with the exercise of any stock options granted to the Participant under the terms of any incentive stock option plan which is maintained by Mark IV or in connection with the sale by the Participant of any stock of Mark IV which is acquired by the Participant pursuant to the terms of any such Plan; but excluding any portion of the Annual Deferred Compensation Commitment allocated to the Account of a Participant under this Plan or any other contributions or benefits made to or for the benefit of any Participant under any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Employer for the benefit of any such Eligible Employee. The decision of the Committee as to what constitutes Compensation within the meaning of the foregoing definitions shall be conclusive.

     1.13 Compensation Deferral means, for the Plan Year ending February 28, 1993, for the four (4) month period beginning September 1, 1993 and ending December 31, 1993 and for each calendar year beginning on or after January 1, 1994, the amount, if any, of the Compensation payable to a Participant which the Participant has elected to defer the receipt of payment of pursuant to Section 3.02 hereof and which Mark IV has agreed and committed to allocate and pay to such Participant in the future under the terms of this Plan.

     1.14 Compensation Deferral Account means a sub-account maintained by the Committee within the Account of each Participant that has made a Compensation Deferral, which sub-account is established by the Committee for the purpose of valuing the amount of the Compensation Deferrals made by the Participant together with any earnings thereon as provided for in this Plan.

     1.15 Dollar Value means, except as otherwise specifically provided in Section 3.10 hereof, an amount equal to the sum of:
(a) the dollar amount credited to a Participant's Account, if any, under the terms of the Plan, determined as of November 30, 1991 including the interest credited thereon as provided for in this Plan; and (b) the total of the dollar amounts credited after November 30, 1991 to each of the Annual Allocation Accounts, the Compensation Deferral Account and the Matching Contributions Account (as hereinafter defined) contained within the Participant's Account including the interest credited thereon as provided for in this Plan.

     1.16 Effective Date means February 20, 1990.

     1.17 Eligible Employee means each executive officer of the Employer.

     1.18 Employer means Mark IV Industries, Inc. and any other corporation or other business entity affiliated with Mark IV which is a successor in interest to such corporation or which, hereafter, with the approval of the Board of Directors of Mark IV, adopts the provisions and obligations of the Plan with respect to its employees by resolution of its own Board of Directors or similar governing body.

     1.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and corresponding provisions of future laws, as amended.

     1.20 Fiduciary means any person with respect to the Plan to the extent:

          (a) He exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

          (b) He renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan or has any authority or responsibility to do so; or

          (c) He has any discretionary authority or discretionary responsibility in the administration of the Plan.

          This term also includes persons designated by the Committee to carry out fiduciary responsibilities under the Plan.
A Fiduciary may serve in more than one fiduciary capacity
(including service as both Trustee and Committee) with respect to this Plan.

     1.21 Hour of Service means each hour for which an Eligible Employee is paid, or entitled to payment, by the Employer or any Affiliate for the performance of duties. In addition, an Hour of Service means each hour for which an Eligible Employee is paid, or entitled to payment, directly or indirectly by the Employer or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, an Employer or Affiliate approved sick or disability leave, layoff, leave of absence, military leave or jury duty. Notwithstanding the above, the hours required to be credited to an Eligible Employee pursuant to the provisions of the preceding sentence shall not include hours for which payment is made or due under a plan maintained solely for the purpose of complying with applicable Workers' Compensation laws, or Unemployment Compensation or disability insurance laws, and no more than 501 hours shall be credited to an Eligible Employee on account of any single continuous period during which the Eligible Employee performs no duties. In addition, no hours shall be credited for a payment which solely reimburses an Eligible Employee for medical or medically related expenses incurred by the Eligible Employee.

          An Hour of Service also means each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or any Affiliate; provided, however, that in no event shall the same hours be credited under both this paragraph and the other paragraphs of this Section 1.21.

          The computation period to which Hours of Service shall be credited and the number of Hours of Service to be credited for reasons other than the performance of duties shall be determined under Title 29, Subchapter C, Section 2530.200b(b) and (c) of Code of Federal Regulations, which is hereby incorporated by reference. Hours of Service shall be determined from records maintained by the Employer or Affiliate.

     1.22 Internal Revenue Code, Code and IRC each mean the
Internal Revenue Code of 1986, as amended.

     1.23 Investment Manager means that person so designated by the Committee to manage and invest designated Plan assets, who acknowledges his acceptance in writing and who is either: (a) registered in good standing as an Investment Adviser under the Investment Advisers Act of 1940; (b) a bank, as defined in that Act; or (c) an insurance company qualified to perform investment management services under the laws of more than one state.

     1.24 Mark IV Savings & Retirement Plan means a master profit sharing/401(k) plan established effective March 1, 1987 and maintained by Mark IV Industries, Inc. and any successor plan to such master profit sharing/401(k) plan.

   1.25 Matching Contributions means, for each Plan Year beginning on or after March 1, 1996, the amount which Mark IV has agreed and committed to allocate and pay with respect to such Plan Year, to each of the Participants in the Plan, which amount is determined pursuant to the provisions of Section 3.03 hereof, and is based on the amount of the Compensation deferred by the Participant on whose behalf such allocation is made, reduced by the amount, if any, of matching contributions made on behalf of the Participant under the terms of the Mark IV Savings & Retirement Plan.

   1.26 Matching Contributions Account means a sub-account maintained by the Committee within each Participant's Account for the purpose of valuing the total amount of the Matching Contributions allocated to the Participant's Account together with any earnings thereon as provided for in this Plan.

   1.27 Participant means any Eligible Employee of the Employer who becomes a participant in the Plan.

   1.28 Phantom Stock means the shares of common stock of Mark IV, if any, which are hypothetically allocated to a Participant's Account pursuant to the terms of this Plan.

   1.29 Plan means this non-qualified plan of deferred compensation known as the Non-Qualified Plan of Deferred Compensation of Mark
IV Industries, Inc.

   1.30 Plan Year means the 12 consecutive month period beginning on March 1 of each calendar year.

   1.31 Share Value means an amount equal to: (a) the sum of: (i) the number of shares of Phantom Stock, if any, credited to a Participant's Account as of November 30, 1991 under the terms of this Plan; and (ii) the total of the number of shares of Phantom Stock, if any, credited after November 30, 1991 to each of the Annual Allocation Accounts, the Compensation Deferral Account and the Matching Contributions Account contained within the Participant's Account; multiplied by (b) the applicable price per share of common stock of Mark IV as determined pursuant to Section
3.07 hereof.

   1.32 Taxable Wage Base means, for each Plan Year, the maximum amount of earnings which may be considered wages under Internal
Revenue Code Section 3121(a)(1), determined as of the last day of the calendar year ending with or within the Plan Year.

   1.33 Trust Fund means one or more trust funds which may be established by Mark IV pursuant to this Plan, and all the assets at any time held by the Trustee (as hereinafter defined) of such trust funds.

   1.34 Trustee means the person or persons, firm or corporation designated by the Board of Directors of Mark IV to serve as Trustee of any Trust Fund which may be created pursuant to the provisions of this Plan, and who, by joining in the execution of the agreement creating such Trust Fund or any amendments thereunder, signifies his acceptance of the Trust Fund and any person or persons, firm or corporation duly appointed as successor Trustee.

   1.35 Valuation Date means the last day of February of each calendar year.

   1.36 Year of Service means each Plan Year in which the Eligible Employee has not less than 1,000 Hours of Service.

                       SECTION 2.
                      Eligibility

     2.01 Employees Eligible. The Committee shall determine which Eligible Employees will participate in the Plan and the determination of the Committee concerning which Eligible Employees shall participate in the Plan shall be conclusive and binding on all persons. An Eligible Employee shall become a Participant in the Plan on the date that the Committee gives such Eligible Employee written notice that he or she has become a Participant in the Plan.

     2.02 Participation Form. The Committee shall furnish each Eligible Employee who becomes a Participant in the Plan with a form containing such information as the Committee may desire, including, but not limited to, date of birth of the Eligible Employee, and the Beneficiary designation of such Eligible Employee.

                    SECTION 3.
     Annual Deferred Compensation Commitment,
      Compensation Deferrals and Matching Contributions

     3.01 Participant's Account. (a) The Committee shall establish and maintain an Account in the name of each Participant to which the Committee shall credit the amount of each Annual Deferred Compensation Commitment made on behalf of the Participant pursuant to the provisions of Section 3.04 hereof, the amount, if any, of Compensation Deferrals made by the Participant pursuant to Section
3.02 hereof and the amount, if any, of Matching Contributions made on behalf of the Participant pursuant to Section 3.03 hereof together with interest thereon as determined by Section 3.10 hereof and, if applicable, Phantom Stock as determined pursuant to
Section 3.06 hereof.

          (b) Beginning with the Plan Year ending on February 29, 1992 and for each calendar year thereafter in which an Annual Deferred Compensation Commitment is made pursuant to this Plan, the Committee shall establish and maintain, within each Participant's Account, an Annual Allocation Account in the name of such Participant which shall be credited with the amount of the Annual Deferred Compensation Commitment to be made on behalf of such Participant for such Plan Year as determined pursuant to
Section 3.04 hereof together with interest thereon as determined pursuant to Section 3.10 hereof and, if applicable, the number of shares of Phantom Stock determined pursuant to Section 3.06 hereof.

          (c) Beginning with the Plan Year ending February 28, 1993 and for each calendar year beginning on or after January 1, 1994, in which a Participant makes a Compensation Deferral pursuant to this Plan, the Committee shall establish and maintain, within each Participant's Account, a Compensation Deferral Account in the name of such Participant which shall be credited with the amount of such Participant's Compensation Deferral pursuant to the terms of the Deferred Compensation Election Form executed by the Participant and effective for such calendar year, together with interest thereon as determined pursuant to Section 3.10 hereof and the number of shares of Phantom Stock determined pursuant to
Section 3.06 hereof.

          (d) Beginning with the Plan Year ending February 28, 1997 and for each Plan Year thereafter in which a Participant makes a Compensation Deferral pursuant to this Plan, the Committee shall establish and maintain within each such Participant's Account, a Matching Contributions Account in the name of such Participant which shall be credited with the amount of the Matching Contributions, if any, to be made to the Participant's Account with respect to the Compensation Deferral made by the Participant for the calendar year which ends within such Plan Year, together with interest thereon as determined pursuant to
Section 3.10 hereof and the number of shares of Phantom Stock as determined pursuant to Section 3.06 hereof.

     (e) In the event a Trust Fund is established pursuant to Section
5.01 hereof, the Committee shall cause the Trustee to establish and maintain, within the Trust Fund, an Account in the name of each Participant. At the time the Trust Fund is established, the Trustee shall credit the Account of each Participant with an amount equal to the greater of the Dollar Value and, if applicable, the Share Value of the Participant's Account determined as of the date the Trust Fund is established and, thereafter, the Committee shall credit such Participant's Account with the Participant's share of the net earnings of the Trust Fund and charge such Participant's Account with the net losses of the Trust Fund and distributions from the Trust Fund made on the Participant's behalf. In the event that this Plan is continued by Mark IV or its successor following the establishment of a Trust
Fund, the Committee shall cause the Trustee to establish a Compensation Deferral Account within the Account of a Participant that is eligible to make a Compensation Deferral, which Compensation Deferral Account shall be credited with the amount of Compensation Deferrals made to the Plan by the Participant together with earnings or losses thereon. In addition, if the Plan is continued by Mark IV or its successor following the establishment of a Trust Fund, the Committee shall cause the Trustee to establish within each Participant's Account in the Trust Fund, a Matching Contributions Account in the name of such Participant which shall be credited with the Matching
Contributions, if any, to be made to the Participant's Account with respect to the amount of the Compensation Deferral made by the Participant together with the earnings or losses thereon. Finally, if the Plan is continued by Mark IV or its successor following the establishment of a Trust Fund, for each Plan Year following the establishment of the Trust Fund, the Committee shall cause the Trustee to establish within each Participant's Account in the Trust Fund, an Annual Allocation Account in the name of such Participant which shall be credited with such Participant's share of the Annual Deferred Compensation Commitment for such Plan Year together with all earnings or losses thereon.

     (f) In addition to the above, in the event that a Trust Fund is established pursuant to Section 5.01 hereof, whether or not this Plan is continued by Mark IV or its successor following the establishment of the Trust Fund, the Committee shall continue to maintain the Account which was maintained for each Participant prior to the establishment of the Trust Fund and, in the event that the Plan is continued by Mark IV or its successor following the establishment of the Trust Fund, the Committee shall establish an Account for each Eligible Employee that becomes a Participant in the Plan after the establishment of the Trust Fund. Immediately following the establishment of a Trust Fund pursuant to Section
5.01 hereof, the amount contained in the Account established for each Participant under the terms of this Plan shall, notwithstanding anything to the contrary contained in this Plan, be equal to the greater of the Dollar Value and, if applicable, the Share Value of the Participant's Account determined as of the date the Trust Fund is established. Thereafter, the Committee shall credit the amounts contained in such Account with interest in the manner described in Section 3.10 hereof. In the event that this Plan is continued by Mark IV or its successor following the establishment of a Trust Fund, the Account described in this
Section 3.01(f) shall be credited with an amount equal to the amount of any Compensation Deferrals made by the Participant, any Matching Contributions made in connection with such Compensation Deferrals and the amount of the Participant's share of the Annual Deferred Compensation Commitment made by Mark IV or its successor for each Plan Year. All such additional amounts credited to the Account of a Participant after a Trust Fund has been established, pursuant to Section 5.01 hereof, shall be credited with interest in the manner described in Section 3.10 hereof. For purposes of this Plan, if a Change in Control occurs and a Trust Fund is established, the Account which the Committee is required to continue to maintain for each Participant pursuant to this Section 3.01(f) is sometimes hereinafter referred to as the Participant's "Phantom Account."

     3.02 Compensation Deferrals. For each Plan Year beginning with the Plan Year ending February 28, 1993, each Participant may elect to defer his receipt of payment of all or any part of the bonus or other incentive compensation to which he is entitled as provided for pursuant to the terms of the executive bonus and other incentive plans of Mark IV. If a Participant makes a Compensation Deferral with respect to his bonus or other incentive compensation payable in connection with the services he has provided to the Employer for any Plan Year ending on or after February 28, 1993, the amount of the bonus or other incentive compensation which the Participant has elected to defer the receipt of shall not be paid to the Participant by his Employer except as provided for hereunder.

          For the four (4) month period beginning September 1, 1993 and ending December 31, 1993, and for each calendar year beginning on or after January 1, 1994, each Participant may elect to defer the receipt of payment of all or any part of the salary or wages, to which he is entitled. If a Participant makes a Compensation Deferral with respect to the salary or wages to which he is entitled for the four (4) month period beginning September 1, 1993 and ending December 31, 1993 or for any calendar year thereafter, the portion of the salary or wages which the Participant has elected to defer the receipt of shall not be paid by his Employer except as provided for hereunder.

          The total amount of the Compensation Deferrals made by a Participant (which shall include the total amount of the salary, wages, bonus or other incentive compensation which the Participant has elected to defer the receipt of payment of) together with any earnings thereon as provided by Section 3.10 hereof, shall represent the amount which Mark IV has agreed to pay to the Participant that makes such Compensation Deferral and, unless a Trust Fund is established pursuant to Section 5.01 hereof, no segregation of any assets of Mark IV for the purpose of paying the amount such Compensation Deferral and any earnings thereon shall be required.

          Notwithstanding anything to the contrary contained in the preceding provisions of this Section 3.02, and notwithstanding anything to the contrary contained in any Participant's Deferred Compensation Election Form, effective January 1, 1999, in no event shall any Participant be permitted to defer any portion of his Compensation (including, but not limited to, any portion of his salary, wages, bonus or other incentive compensation) if and to the extent that, after giving effect to any such Compensation Deferral, the Dollar Value of the Participant's Compensation Deferral Account would exceed the Dollar Value of the Participant's Compensation Deferral Account, determined as of December 31, 1998, together with interest thereon calculated in the manner provided for in the following paragraph. For purposes of this Plan, the Dollar Value of a Participant's Compensation Deferral Account, determined as of December 31, 1998 together with interest thereon as hereinafter provided shall, with respect to such Participant, be referred to as the "Participant's Compensation Deferral Limit".

          For purposes of determining the amount of a Participant's Compensation Deferral Limit, as of December 31, 1999, the Dollar Value of the Participant's Compensation Deferral Account determined as of December 31, 1998, shall be increased by an amount equal to the Applicable Interest Rate for the calendar year ending December 31, 1998 multiplied by the Dollar Value of the Participant's Compensation Deferral Account determined as of December 31, 1998. Such Participant's Compensation Deferral Limit shall be effective for the period from January 1, 2000 through December 31, 2000. Effective January 1, 2001 and each January 1 thereafter, the Participant's Compensation Deferral Limit shall be equal to the Participant's Compensation Deferral Limit in effect as of the immediately preceding January 1, increased by an amount equal to the Applicable Interest Rate for the immediately preceding calendar year multiplied by the Participant's Compensation Deferral Limit in effect as of the immediately preceding January 1.

          A Participant may make a Compensation Deferral by executing and delivering to the Committee, a form, supplied by the Committee, which provides a description of the amount of the salary or wages which the Participant elects to defer the receipt of together with a description of the portion of the bonus or other incentive compensation which the Participant elects to defer the receipt of (a "Deferred Compensation Election Form"). The Deferred Compensation Election Form shall also contain a statement of the period of time over which payment of the Participant's salary, wages, bonus or other incentive compensation is to be deferred (which period of time may extend beyond the Participant's Normal Retirement Date and may be different for separate and distinct portions (identified by the Participant) of the salary or wages, bonus or incentive compensation which the Participant has elected to defer). The Deferred Compensation Election Form shall provide, among other things, that the Participant's election to defer the receipt of payment of the salary or wages otherwise payable to the Participant is irrevocable for the calendar year for which the election is made, that the Participant's election to defer the receipt of payment of any bonus or other incentive compensation payable to the Participant is irrevocable and that the Participant waives his right to make any claim for payment of the salary, wages, bonus or other incentive compensation which the Participant has elected to defer except to the extent such amount is payable pursuant to this Plan.

          Notwithstanding the provisions of the preceding paragraph, a Participant's election to defer the receipt of any portion of his salary or wages shall be effective only for the calendar year immediately following the date the Participant delivers his Deferred Compensation Election Form to the Committee and a Participant's election to defer the receipt of any portion of the bonus or other incentive compensation to which he may be entitled shall be effective only for the bonus or other incentive compensation which is payable as of the end of the Plan Year which begins after the date the Participant delivers his Deferred Compensation Election Form to the Committee. Therefore, in the event a Participant desires to defer the receipt of any portion of the salary or wages which he is otherwise entitled to for a calendar year following the calendar year in which payment of the Participant's salary or wages has been deferred, the Participant must execute and deliver a new Deferred Compensation Election Form to the Committee within the time set forth in the following paragraph. In addition, in the event a Participant desires to defer the receipt of any portion of the bonus or other incentive compensation he is entitled to for a Plan Year following the Plan Year in which any portion of his bonus or other incentive compensation was deferred, the Participant must execute and deliver a new Deferred Compensation Election Form to the Committee within the time set forth in the following paragraph.

          If a Participant desires to defer a portion of his Compensation effective September 1, 1993, the Participant must deliver an executed Deferred Compensation Election Form to the Committee on or before September 1, 1993. If a Participant desires to defer the receipt of any portion of his salary or wages for any calendar year beginning on or after January 1, 1994, the Participant must deliver an executed Deferred Compensation Election Form containing a statement of the Participant's intent to defer a portion of his salary or wages to the Committee on or before December 31 of the calendar year preceding the calendar year in which the Participant desires to have the receipt of such Compensation deferred. If a Participant desires to defer the receipt of any portion of his bonus or other incentive compensation for any of Mark IV's fiscal years beginning with the fiscal year ending February 28, 1994, the Participant must deliver an executed Deferred Compensation Election Form containing a statement of the Participant's intent to defer such bonus to the Committee on or before the beginning of the fiscal year of Mark IV with respect to which the bonus which the Participant desires to defer is payable.

     3.03 Matching Contributions. For each Plan Year beginning with the Plan Year ending February 28, 1997, Mark IV shall, with respect to each such Plan Year, allocate to the Matching Contributions Account of each Participant that has elected to make a Compensation Deferral, Matching Contributions in an amount equal to fifty percent (50%) of the amount of the Compensation which the Participant has deferred his receipt of for the calendar year ending immediately prior to the end of such Plan Year pursuant to such Compensation Deferral; provided that, for purposes of determining the amount of the Matching Contributions to be allocated to the Matching Contributions Account of a Participant:
(a) the maximum amount of the Participant's Compensation which is to be used for purposes of determining the amount of the Matching Contributions to be made to the Participant's Matching Contributions Account shall be equal to the lesser of: (i) six percent (6%) of the Participant's Compensation; (ii) the actual amount of the Compensation deferred by the Participant pursuant to a Compensation Deferral made for the calendar year ending immediately prior to such Plan Year; and (iii) the maximum dollar amount of the compensation which is permitted to be deferred by participants in the Mark IV Savings & Retirement Plan as more particularly established by the Secretary of the Treasury with respect to the limitations of Section 401(k)(II)(B) of the Code; and (b) the maximum amount of Matching Contributions allocated to the Matching Contributions Account of a Participant for a Plan Year shall be equal to: (i) fifty percent (50%) of the maximum amount of the Compensation which may be used for purposes of determining the amount of Matching Contributions to be made to a Participant's Matching Contributions Account (as more particularly described in Section 3.03(a) above); reduced by (ii) the amount, if any, of the matching contributions made on behalf of such Participant under the terms of the Mark IV Savings & Retirement Plan, determined as of the end of the calendar year which ends within such Plan Year ends.

          The total amount of Matching Contributions allocated to the Account of a Participant together with any earnings thereon as provided for by Section 3.10 hereof, shall represent the amount which Mark IV has agreed to pay to a Participant that has made a Compensation Deferral and, unless a Trust Fund is established pursuant to Section 5.01 hereof, no segregation of any assets of Mark IV for the purpose of paying the amount of such Matching Contributions and any earnings thereon shall be required.

     3.04 Determination of Annual Deferred Compensation Commitment. (a) For each Plan Year (including the Plan Year ending on February 28, 1990) and not later than the time prescribed by law for filing the Federal Income Tax Return of Mark IV for the fiscal year of Mark IV in which such Plan Year ends (including extensions thereof), the amount of the Annual Deferred Compensation Commitment to be allocated among the Participants in the Plan that were employed by the Employer as of the end of the Plan Year ending with or within such fiscal year shall be determined in the manner set forth in this Section 3.04. The amount of the Annual Deferred Compensation Commitment for any Plan Year together with earnings thereon as provided by Section 3.10 hereof, shall represent the amount which Mark IV has (subject to the vesting provisions of this Plan) agreed to pay to Participants in the Plan as of the end of the Plan Year for which such Annual Deferred Compensation Commitment has been made and, unless a Trust Fund is established pursuant to Section 5.01 hereof, no segregation of any assets of Mark IV for the purpose of paying such Annual Deferred Compensation Commitment shall be required.

          (b)  The amount of the Annual Deferred Compensation
Commitment which shall be allocated to the Account of each Participant for a Plan Year shall be equal to the sum of:

               (i) an amount equal to four percent (4%) of the amount by which the Compensation of such Participant exceeds the lesser of: (A)(I) for the Plan Years ending prior to March 1, 1994, an amount equal to $200,000 or such other amount as may be established by the Secretary of the Treasury under IRC Section 401(a)(17); and (II) for Plan Years beginning March 1, 1994 and thereafter, an amount equal to $150,000 or such other amount as may be established by the Secretary of the Treasury under IRC
Section 401(a)(17); and (B) for Plan Years beginning March 1, 1993 and thereafter, the actual amount of Compensation (within the meaning of Section 1.12(b) hereof) paid to the Participant during the calendar year ending within the Plan Year;

               (ii) an amount equal to that percentage of each Participant's Compensation (within the meaning of Section 1.12(b) hereof) in excess of the Taxable Wage Base for the Plan Year for which the Annual Deferred Compensation Commitment is being made, which percentage equals the rate of tax provided for by IRC
Section 3111(a) as determined on the last day of the calendar year ending with or within such Plan Year.

     3.05 Time of Allocation. For purposes of determining the Dollar Value of a Participant's Account: (a) the amount of the Annual Deferred Compensation Commitment to be allocated to the Account of a Participant for a Plan Year shall be deemed to be allocated to such Participant's Account, and to the Annual Allocation Account established for such Plan Year, as of the end of such Plan Year; (b) the amount of the salary or wages deferred by a Participant in connection with a Compensation Deferral shall be deemed to be credited to the Participant's Account and the Compensation Deferral Account established for the Participant as of the end of the calendar month during which the services giving rise to such salary or wages were performed; (c) the amount of any bonus or other incentive compensation deferred by a Participant in connection with a Compensation Deferral shall be deemed to be credited to such Participant's Account, and to the Compensation Deferral Account established for the Participant as of the end of the Plan Year ending with or within the fiscal year of the Company with respect to which such bonus or other incentive compensation is payable; and (d) the amount of the Matching Contributions to be allocated to a Participant's Account and the Matching Contributions Account established for the Participant shall be deemed to be credited to the Participant's Account and the Participant's Matching Contributions Account as of the end of the Plan Year ending with or within the fiscal year of the Company with respect to which the Compensation Deferral which formed the basis for such Matching Contributions was made. For purposes of determining the Share Value of a Participant's Account as of the end of any Plan Year, the number of shares of Phantom Stock to be allocated to the Account of a Participant for a Plan Year shall be deemed to be allocated to such Participant's Account, to the Participant's Compensation Deferral Account, if any, to such Participant's Matching Contributions Account, if any, and to the Annual Allocation Account established for such Plan Year, as of the end of such Plan Year.

     3.06 Allocations of Phantom Stock. If the Dollar Value of a Participant's Account determined as of November 30, 1991 exceeds $25,000, the Committee shall allocate to the Account of such Participant, as of December 1, 1991, the number of shares of Phantom Stock which could be purchased at a price per share determined in accordance with Section 3.07 hereof using the Dollar Value of the Participant's Account determined as of November 30, 1991.

          In addition, if the Dollar Value of a Participant's Account determined as of November 30, 1991 was less than $25,000 but the Dollar Value of such Participant's Account determined as of the end of any Plan Year thereafter exceeds $25,000, (including the amount, if any, of the portion of the Annual Deferred Compensation Commitment to be allocated to the Participant's Annual Allocation Account for such Plan Year, the amount, if any, of the Compensation Deferrals credited to the Participant's Compensation Deferral Account as of the end of such Plan Year and the amount, if any, of Matching Contributions credited to the Participant's Matching Contributions Account as of the end of such Plan Year), for the first Plan Year in which the Dollar Value of the Participant's Account exceeds $25,000, the Committee shall allocate to such Participant's Account as of the end of such Plan Year, the number of shares of Phantom Stock which could be purchased at a price per share determined in accordance with
Section 3.07 hereof using the Dollar Value of the Participant's Account determined as of the end of such Plan Year. For purposes of this paragraph, the number of shares of Phantom Stock allocated to the Participant's Account as of the end of such Plan Year shall be allocated by the Committee among the various sub-accounts established by the Committee for the Participant in proportion to the respective Dollar Values of such sub-accounts.

          Beginning with the Plan Year ending February 29, 1992, for the Plan Year ending February 28, 1993 and for each Plan Year thereafter, unless a Trust Fund has been established pursuant to
Section 5.01 hereof, if the Dollar Value of a Participant's Account exceeds $25,000, the Committee shall credit the Annual Allocation Account to be established for such Participant with the number of shares of Phantom Stock which could be purchased at a price per share determined pursuant to Section 3.07 hereof using an amount equal to the portion of the Annual Deferred Compensation Commitment which is to be allocated to such Participant's Annual Allocation Account for such Plan Year. In addition, if the Dollar Value of a Participant's Account exceeds $25,000, as of the end of each calendar month, the Committee shall credit the Participant's Compensation Deferral Account with the number of shares of Phantom Stock, if any, which could be purchased at a price per share determined pursuant to Section 3.07 hereof using the amount of salary or wages, if any, deferred by the Participant in connection with the services performed by such Participant for such calendar month and, as of the end of each Plan Year, the Committee shall credit the Participant's Compensation Deferral Account with the number of shares of Phantom Stock, if any, which could be purchased at a price per share determined pursuant to Section 3.07 hereof using the amount of the bonus or other incentive compensation, if any, deferred by the Participant with respect to services performed by the Participant during such Plan Year. Finally, if the Dollar Value of a Participant's Account exceeds $25,000, and the Participant is entitled to have Matching Contributions made to a Matching Contributions Account established for such Participant, as of the end of the Plan Year with respect to which Matching Contributions are to be allocated to the Participant's Matching Contributions Account, the Committee shall credit the Participant's Matching Contributions Account with the number of shares of Phantom Stock which could be purchased at a price per share determined pursuant to Section 3.07 hereof using the amount, if any, of the Matching Contributions required to be credited to the Participant's Matching Contributions Account with respect to each such Plan Year.

     3.07 Pricing of Mark IV Common Stock.   For purposes of
determining the number of shares of Phantom Stock, if any, to be allocated to the Account of a Participant as of December 1, 1991, the price per share of common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV during the month of November, 1991, as determined from the closing prices per share of common stock of Mark IV as reported by the New York Stock Exchange Composite Index for such month.

          For purposes of determining the number of shares of Phantom Stock, if any, to be allocated to the Account of a Participant, as of the end of any calendar month in connection with the salary or wages deferred by the Participant during such calendar year as provided for by Section 3.02 hereof, the price per share of common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV during such calendar month as determined from the closing prices per share of common stock of Mark IV. For purposes of determining the number of shares of Phantom Stock, if any, to be allocated to the Account of a Participant as of the end of each Plan Year with respect to the bonus or other incentive compensation deferred by the Participant or Matching Contributions to be made to a Participant's Matching Contributions Account as provided for by
Section 3.03 hereof, the price per share of common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV during the month of February of the Plan Year for which such bonus or other incentive compensation was deferred and the Plan Year with respect to which such Matching Contributions are to be made. For purposes of determining the number of shares of Phantom Stock, if any, to be allocated to the Account of a Participant, as of the end of each Plan Year in connection with any Annual Deferred Compensation Commitment allocated to the Participant's Account as of the end of such Plan Year pursuant to Section 3.05 hereof, the price per share of common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV during the month of February for the Plan Year for which the Annual Deferred Compensation Commitment is to be made. For purposes of determining the average of the closing prices per share of common stock of Mark IV as required by this paragraph, such closing prices shall be determined from the closing prices per share of common stock of Mark IV reported by the New York Stock Exchange Composite Index for such month. Notwithstanding the foregoing, if any shares of Phantom Stock are to be allocated to the Account of a Participant in connection with any salary or wages deferred by the Participant at any time after December 31, 1998, in connection with any Matching Contributions to be allocated to the Participant's Account at any time after December 31, 1998 or in connection with any Annual Deferred Compensation Commitment to be allocated to the Account of a Participant at any time after December 31, 1998, the price per share of common stock of Mark IV which shall be used to determine the number of shares of Phantom Stock to be allocated to the Participant's Account shall be deemed to be the closing price per share, as reported by the New York Stock Exchange Composite Index on the last day that the New York Stock Exchange is open for trading in the calendar year immediately preceding the calendar year in which any such amounts are to be allocated to the Participant's Account.

          For purposes of determining the amount of the funds to be transferred to any Trust Fund established pursuant to Section
5.01 hereof, the price per share of common stock of Mark IV shall be the closing price per share of common stock of Mark IV on the day a Change in Control (as defined in Section 5.03 hereof) occurs, as reported by the New York Stock Exchange Composite Index.

          For purposes of determining the Share Value of a Participant's Account, if the Participant's employment with the Employer is voluntarily or involuntarily terminated for any reason including, but not limited to, the Participant's retirement, death or suffering of a total and permanent disability, the price per share of common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV as reported by the New York Stock Exchange Composite Index for the thirty (30) day period ending on the day the Participant's employment with the Employer is terminated.

          If, pursuant to Section 4.05 hereof, a Participant has elected to receive payment of all or any portion of the Participant's Account attributable to Compensation Deferrals while the Participant is still employed by the Employer, for purposes of determining the Share Value of such portion of the Participant's Account, if any, at the time or times for payment of such portion of the Participant's Account, the price per share of the common stock of Mark IV shall be deemed to be the average of the closing prices per share of common stock of Mark IV during the calendar month ending immediately prior to the date for payment of all or any such portion of the Participant's Account as determined by the closing prices per share of common stock of Mark IV for such period as reported by the New York Stock Exchange Composite Index for such month.

     3.08 Anti-Dilution Provisions. The aggregate number of shares of Phantom Stock allocated to a Participant's Account shall be adjusted proportionately in the event of any change, increase or decrease in the total number of issued and outstanding shares of common stock of Mark IV or any change in classification of the shares of common stock of Mark IV without the receipt of consideration by Mark IV as a result of any stock split, reverse stock split or other consolidation of shares of common stock of Mark IV or as a result of any payment of a stock dividend, recapitalization, reclassification or other adjustment in the capital of Mark IV without receipt of consideration by Mark IV.

     3.09 Fractional Shares and Dividends.   In the event that any
cash dividends are paid with respect to any Phantom Stock allocated to a Participant's Account, an amount equal to the amount of the cash dividends which would be payable with respect to the number of shares of Phantom Stock contained in the Participant's Account shall be allocated by the Committee to the Participant's Account as of the date for payment of such cash dividends specified by Mark IV in the resolution authorizing the payment of such cash dividends. Such cash dividends shall be allocated among the respective sub-accounts established by the Committee for the Participant in proportion to the number of shares of Phantom Stock contained in such sub-accounts.

          In addition, if any fractional shares of common stock of Mark IV would result from the allocation of a portion of any Annual Deferred Compensation Commitment to a Participant's
Account, from the crediting of any Compensation Deferral to a Participant's Account, from the crediting of any Matching

Contributions to the Participant's Matching Contributions Account or in connection with any change in the total number of issued and outstanding shares of common stock of Mark IV without the receipt of compensation by Mark IV, an amount equal to such fractional share of common stock of Mark IV shall be allocated to the Annual Allocation Account, Compensation Deferral Account or Matching Contributions Account, as the case may be, established for the Plan Year in which such fractional share becomes allocable to the Participant's Account.

     3.10 Allocation of Interest. Subject to the provisions of the following paragraphs, as of the end of each Plan Year, the Committee shall increase the Dollar Value of each Participant's Account by an amount equal to the Applicable Interest Rate for such Plan Year multiplied by the Dollar Value of such Participant's Account determined as of the end of the immediately preceding Plan Year. In addition, if a Participant has elected to defer the receipt of all or any portion of his salary or wages by making a Compensation Deferral, as of the end of each Plan Year, the Committee shall increase the Dollar Value of each Participant's Account by an amount equal to the amount of interest which would have been earned by applying the Applicable Interest Rate for the immediately preceding Plan Year (adjusted to reflect periods of less than one year) to each of the monthly allocations of the salary or wages deferred by the Participant during the Plan Year but only for the period between the date a monthly allocation of the Participant's salary or wages is made to the Participant's Compensation Deferral Account and the end of the Plan Year. For purposes of this Section 3.10, the amount of the interest to be allocated to the Participant's Account as of the end of such Plan Year (excluding interest to be allocated with respect to Compensation Deferrals made by the Participant during the Plan
Year) shall be allocated among the respective sub-accounts established by the Committee for the Participant in proportion to the Dollar Values of such sub-accounts, determined as of the end of the preceding Plan Year. Notwithstanding the foregoing, the proportion of a Participant's Annual Allocation Account, Compensation Deferral Account or Matching Contributions Account, if any, which is attributable to cash dividends which would be payable with respect to the shares of common stock of Mark IV allocated to the Participant's Annual Allocation Account, Compensation Deferral Account or Matching Contributions Account, respectively, shall only be increased by the Applicable Interest Rate for the immediately preceding Plan Year (adjusted for periods of less than one year) for the period between the date such cash dividends would be allocated to the Participant's Annual Allocation Account, Compensation Deferral Account or Matching Contributions Account, respectively, and the end of the Plan Year.

          If a Participant's employment with the Employer is terminated on account of his death, retirement or suffering of a Total and Permanent Disability, the Committee shall increase the Dollar Value of such a Participant's Account by an amount equal to the amount of interest which would have been earned by the Dollar Value of the Participants' Account determined as of the end of the

Plan Year ending prior to the Participant's death, retirement or Total and Permanent Disability and applying the Applicable Interest Rate for such immediately preceding Plan Year (adjusted to reflect periods of less than one year) to such Dollar Value for the period from the end of such Plan Year to the date the Participant's employment with the Employer is terminated on account of the Participant's retirement, death or suffering of a Total and Permanent Disability. In addition, if a Participant has elected to make Compensation Deferrals and the Participant's employment with the Employer is terminated on account of his death, retirement or suffering of a Total and Permanent Disability, the Committee shall increase the Dollar Value of such Participant's Account by an amount equal to the amount of interest which would have been earned by applying the Applicable Interest Rate for the immediately preceding Plan Year (adjusted to reflect periods of less than one year) to each of the monthly allocations of salary or wages made to the Participant's Compensation Deferral Account for the period between the date such monthly allocation is made to the Participant's Compensation Deferral Account, and the date the Participant's employment with the Employer is terminated on account of his retirement, death or suffering of a Total and Permanent Disability.

          As soon as practicable following the termination of a Participant's employment with the Employer on account of death, retirement or Total and Permanent Disability, the Committee shall compare the Dollar Value of the Participant's Account determined as of the date of the Participant's retirement, death or Total and Permanent Disability (including the amount of any interest thereon as provided for by the preceding paragraph) with the Share Value of the Participant's Account determined as of the date of the Participant's retirement, death or Total and Permanent Disability and the greater of such values shall, thereafter, be deemed the Dollar Value of the Participant's Account determined as of the date the Participant's employment with the Employer is terminated on account of the Participant's death, retirement or Total and Permanent Disability. As of the end of the Plan Year in which the Participant's employment with the Employer is terminated on account of the Participant's retirement, death or Total and Permanent Disability, the Dollar Value of the Participant's Account determined as of the date the Participant's employment with the Employer is terminated as a result of the Participant's retirement, death or Total and Permanent Disability (which Dollar Value is determined pursuant to the preceding sentence) shall be increased by multiplying the Applicable Interest Rate for the immediately preceding Plan Year (adjusted to reflect the period between the date the Participant's employment with the Employer is terminated and the end of the Plan Year) by the Dollar Value of the Participant's Account determined as of the date the Participant's employment with the Employer is terminated as a result of his retirement, death or Total and Permanent Disability. As of the end of each Plan Year thereafter, the Dollar Value of the Account of a Participant whose employment with the Employer has been terminated on account of his death, retirement or suffering of a Total and Permanent Disability, shall be increased by an amount equal to the Dollar Value of the Participant's Account determined as of the end of the immediately preceding Plan Year multiplied by the Applicable Interest Rate for the immediately preceding Plan Year. In addition, in the Plan Year in which the Dollar Value of the Account of a Participant whose employment has been terminated as a result of death, retirement or a Total and Permanent Disability is to be distributed, the Dollar Value of such Participant's Account determined as of the end of the Plan Year ending immediately prior to the distribution of such Participant's Account, shall be increased by an amount equal to the Applicable Interest Rate for the immediately preceding Plan Year, adjusted to reflect the period between the end of the Plan Year and the end of the calendar month immediately preceding the calendar month in which the Participant's Account is to be distributed, multiplied by the Dollar Value of the Participant's Account for the immediately preceding Plan Year.

          If a Participant's employment with the Employer is terminated for any reason prior to his death, retirement or suffering of a Total and Permanent Disability, the Share Value of the Participant's Account, if any, shall be determined as provided in Section 3.06 hereof, and the Committee shall compare the Dollar Value of the Participant's Account determined as of the end of the immediately preceding calendar month with the Share Value of the Participant's Account as of the end of the immediately preceding calendar month and the greater of such values shall, thereafter, be deemed the Dollar Value of such Participant's Account determined as of the date the Participant's employment with the Employer is terminated. Thereafter, the Participant's Account shall be credited with interest during the period beginning on the date the Participant's employment with the Employer is terminated and ending on the last day of the calendar month ending immediately before the calendar month in which the Participant's Account is distributed. The amount of such interest for any such period shall be equal to the Applicable Interest Rate for the immediately preceding Plan Year multiplied by the Dollar Value of the Participant's Account determined as of the end of the immediately preceding Plan Year. For purposes of this paragraph, the amount of interest to be allocated to the Participant's Account as of the end of a Plan Year shall be allocated among the respective sub-accounts established by the Committee for the Participant in proportion to the Dollar Values of such sub-accounts, determined as of the end of the preceding Plan Year.

          Upon the occurrence of a Change in Control as defined in
Section 5.03 hereof, the Committee shall increase the Dollar Value of each Participant's Account by an amount equal to the amount of interest which would have been earned by the Dollar Value of such Participant's Account determined as of the end of the Plan Year ending prior to the Change in Control and applying the Applicable Interest Rate for such immediately preceding Plan Year to such Dollar Value for the period from the end of such Plan Year to the date on which the Change in Control occurs. In addition, upon the occurrence of a Change in Control, the Committee shall increase the Dollar Value of the Account of a Participant that has elected to make Compensation Deferrals by an amount equal to the amount of interest, if any, which would have been earned by applying the Applicable Interest Rate for the immediately preceding Plan Year (adjusted for periods of less than one year) to each of the monthly allocations of salary or wages, if any, made to the Participant's Compensation Deferral Account for the period between the date such monthly allocation is made to the Participant's Compensation Deferral Account and the date the Change in Control occurs.

          If a Trust Fund has been established pursuant to Section
5.01 hereof, each Participant's Account in the Trust Fund shall be credited or charged with its proportionate share of the earnings or losses of the Trust Fund. In addition, if a Trust Fund is established pursuant to Section 5.01 hereof, the Committee shall compare the Dollar Value of each Participant's Account determined as of the date the Change in Control occurs (as determined pursuant to the preceding paragraph) with the Share Value of the Participant's Account determined as of the date the Change in Control occurs and the greater of such values shall, thereafter be deemed to be the initial Dollar Value of the Participant's Phantom Account which the Committee is required to continue to maintain pursuant to Section 3.01(f). As of the end of the Plan Year in which the Change in Control occurs, the Dollar Value of the Participant's Phantom Account determined as of the date the Change in Control occurs (which Dollar Value is determined pursuant to the preceding sentence) shall be increased by multiplying the Applicable Interest Rate for the immediately preceding Plan Year (adjusted to reflect the period between the date the Change in Control occurs and the end of the Plan Year) by the Dollar Value of the Participant's Phantom Account determined as of the date the Change in Control occurs. As of the end of each Plan Year thereafter, the Dollar Value of the Phantom Account of each Participant shall be increased by an amount equal to the Dollar Value of the Participant's Phantom Account determined as of the end of the immediately preceding Plan Year multiplied by the Applicable Interest Rate for the immediately preceding Plan Year. In addition, in the Plan Year in which the Dollar Value of the Account of a Participant is to be distributed, the Dollar Value of such Participant's Phantom Account determined as of the end of the Plan Year ending immediately prior to the distribution of such Participant's Account, shall be increased by an amount equal to the Applicable Interest Rate for the immediately preceding Plan Year, adjusted to reflect the period between the end of the Plan Year and the end of the calendar month immediately preceding the calendar month in which the Participant's Account is to be distributed, multiplied by the Dollar Value of the Participant's Phantom Account for the immediately preceding Plan Year.

          In the event that Mark IV or its successor elects to continue this Plan after the occurrence of a Change in Control, the Committee shall increase the Dollar Value of any Compensation

Deferral, any Matching Contributions and any portion of any annual Deferred Compensation Commitment allocated to the Participant's Phantom Account after the occurrence of a Change in Control by the Applicable Interest Rate for the immediately preceding Plan Year in the same manner that the Dollar Value of the Participant's Account is adjusted prior to the occurrence of a Change in Control as provided for in the first paragraph of this Section 3.10.

     3.11 Allocation of Forfeitures. As of each Valuation Date, the Committee shall allocate the amounts, if any, forfeited in accordance with Section 4.07 hereof among the Accounts of the several Participants as if said amounts were an additional Annual Deferred Compensation Commitment of Mark IV with respect to the Plan Year of containing such Valuation Date.

     3.12 Participants Eligible for Allocation. Except as otherwise provided by Section 3.12 hereof, for purposes of Section
3.04 hereof, the term "Participant" shall only include those Participants who: (a) have completed at least 1,000 Hours of Service with the Employer during the Plan Year for which the allocation of the Annual Deferred Compensation Commitment is to be made; and (b) are employed by the Employer on the last day of the Plan Year for which the allocation of the Annual Deferred Compensation Commitment is to be made.

     3.13 Allocation Does Not Vest Any Interest. The fact that an amount is credited to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in any assets of Mark IV except at such time or times and upon the terms and conditions herein provided. In addition, in the event a Trust Fund is established pursuant to Section 5.01 hereof, the fact that an amount is credited to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in the assets of the Trust Fund except at such time or times and upon the terms and conditions provided herein.

     3.14 Contributions. (a) In the event a Trust Fund is established pursuant to Section 5.01 hereof and, following the establishment of such Trust Fund, Mark IV or its successor elects to continue this Plan, for each Plan Year in which an Annual Deferred Compensation Commitment is made under this Plan and not later than the time prescribed by law for filing of the Federal Income Tax Return of Mark IV or its successor, Mark IV or its successor shall make a contribution to the Trust Fund in an amount equal to the Annual Deferred Compensation Commitment for such Plan Year.

          (b) In the event a Trust Fund is established pursuant to Section 5.01 hereof and, following the establishment of such Trust Fund, Mark IV or its successor elects to continue this Plan, for each Plan Year in which a Participant makes a Compensation Deferral, Mark IV or its successor shall, within fifteen (15) days following the end of the calendar month in which any portion of the Participant's Compensation is to be allocated to his Compensation Deferral Account, contribute to the Trust Fund an amount equal to the Compensation Deferrals made for such calendar month.

        (c) In the event a Trust Fund is established pursuant to Section 5.01 hereof and, following the establishment of such Trust Fund, Mark IV or its successor elects to continue the Plan, for each Plan Year in which a Participant makes a Compensation Deferral with respect to which the Participant is entitled to receive an allocation of Matching Contributions, Mark IV or its successor shall make a contribution to the Trust Fund in an amount equal to the total amount of the Matching Contributions required to be allocated to the Accounts of Participants that have made Compensation Deferrals for such Plan Year no later than the time prescribed by law for filing of the Federal Income Tax Return of Mark IV or its successor for the fiscal year of Mark IV or its successor with or within which such Plan Year ends.

          (d) In the event a Trust Fund is established pursuant to Section 5.01 hereof, at the end of each Plan Year following the establishment of such Trust Fund, Mark IV or its successor shall, (whether or not Mark IV or its successor has elected to continue the Plan), make a contribution to the Trust Fund on behalf of each Participant in an amount equal to the amount, if any, by which the Dollar Value of the Participant's Phantom Account, determined as of the end of such Plan Year, exceeds the value of the Participant's Account in the Trust Fund determined (pursuant to
Section 3.15 below) as of the end of such Plan Year. Such contribution shall be made no later than the time prescribed by law for the filing of the Federal Income Tax Return of Mark IV or its successor for the fiscal year of Mark IV or its successor with or within which such Plan Year ends.

     3.15 Valuation of Trust Fund. In the event a Trust Fund is established pursuant to Section 5.01 hereof, as of each Valuation Date, the Trustee shall determine the net worth of the assets of the Trust Fund and report such value to the Committee in writing. In determining such net worth, the Trustee shall value the assets of the Trust Fund at their fair market value as of such Valuation Date and shall deduct all fees and expenses chargeable to the Trust Fund. Such valuation shall not include the portion of any Compensation Deferral for such Plan Year which is attributable to the Participant's election to defer receipt of his bonus or other incentive compensation (including any earnings of the Trust Fund attributable to the compensation or bonus deferred by the Participant) nor shall such valuation include any Matching Contributions to be made by Mark IV or its successor with respect to Compensation Deferrals made by a Participant nor shall such valuation include any contributions to be made by Mark IV or its successor to reflect the Annual Deferred Compensation Commitment for the Plan Year ending on such Valuation Date. The Committee shall then adjust the net credit balance in the Accounts of all Participants upward or downward, pro rata, so that the total of such net credit balances will equal such net worth of the Trust Fund as of such Valuation Date. Finally, the Committee shall add to the Account of each Participant, the portion of the contribution, if any, to be made by Mark IV or its successor to reflect the Annual Deferred Compensation Commitment for the Plan Year ending on such Valuation Date to which the Participant is entitled pursuant to Section 3.04 hereof, the amount, if any, of the Participant's Compensation Deferral (including any earnings of the Trust Fund attributable to such Compensation Deferral) and the amount, if any, of the Matching Contributions which are required to be credited to the Participants Account with respect to such Compensation Deferral.

     3.16 Statement of Account. As soon as practicable following the end of each Plan Year, the Committee shall deliver to each Participant a statement of the Dollar Value and, if applicable, the Share Value of his Account including a statement of: (a) the amount of the Annual Deferred Compensation Commitment to be allocated to his Annual Allocation Account for such Plan Year; (b) the portion of the Participant's Compensation Deferral which is attributable to the Participant's deferral of salary or wages and which has been allocated to the Participant's Compensation Deferral Account for the Plan Year; (c) the portion of the Participant's Compensation Deferral which is attributable to the Participant's deferral of his bonus or other incentive compensation and which is to be allocated to the Participant's Compensation Deferral Account as soon as practicable following the end of such Plan Year; (d) the amount of the Matching Contributions allocated to the Participant's Matching Contributions Account for the Plan Year; (e) the number of shares of Phantom Stock, if any, to be allocated to his Annual Allocation Account and, if applicable, his Compensation Deferral Account, and if applicable, his Matching Contributions Account for such Plan Year; (f) the Dollar Value of the Participant's Account (including the Dollar Value of the vested and non-vested portions of the Participant's Account) together with a statement of the interest to be allocated to such Participant's Account for such Plan Year and the manner in which such interest is to be allocated among the respective sub-accounts established by the Committee for the Participant in connection with its administration of the Plan; and
(g) the Share Value, if any, of the Participant's Account (including the Share Value of the vested and non-vested portions of the Participant's Account). In addition, if a Trust Fund has been established pursuant to Section 5.01 hereof, the Committee shall, whether or not Mark IV or its successor has elected to continue this Plan, deliver to each Plan Participant no later than thirty (30) days following the end of each Plan Year, a written statement of the value of each such Participant's Account in the Trust Fund, determined as of the end of the Plan Year and a written statement of the value of each such Participant's Phantom Account determined as of the end of the Plan Year.

                          SECTION 4.
                       Distributions

     4.01 Retirement. Every Participant shall retire for purposes of this Plan upon his termination of employment on his normal retirement date or his deferred retirement date, as such dates are defined below, and shall continue to participate until his actual retirement. Notwithstanding anything to the contrary contained in
Section 4.04 hereof, upon a Participant's retirement, the Dollar Value and, if applicable, the Share Value of his Account shall become fully and nonforfeitably vested and his participation hereunder shall cease.

          Subject to the provisions of the following paragraph, as soon as practicable following a Participant's retirement, the Committee shall direct Mark IV to distribute to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the Dollar Value of the Participant's Account which, as determined pursuant to Section 3.10 hereof, is equal to the greater of the Dollar Value of the Participant's Account and the Share Value of the Participant's Account determined as of the Participant's retirement.

          Notwithstanding the foregoing, a Participant may, no later than January 31, 1999 or, if later, the date of the Participant's sixty first (61st) birthday, file a written election with the Committee providing that the value of his Account determined as of his retirement date (together with interest thereon as hereinafter provided) shall be paid to him in ten (10) annual installments, the first of which installments shall be paid to the Participant no later than thirty (30) days following the Participant's retirement date. If a Participant makes such an election, such election shall be irrevocable and, upon the approval by the Committee of such election, the Participant's Account shall be paid to him in ten (10) annual installments beginning no later than thirty (30) days following the Participant's retirement date and continuing each year thereafter no later than thirty (30) days following each anniversary of the Participant's retirement date. The amount of such installment payment shall be equal to the portion of the Participant's Account determined as follows:

       Years Following           Portion of Account
         Retirement                to be Distributed
           0                             1/10
           1                             1/9
           2                             1/8
           3                             1/7
           4                             1/6
           5                             1/5
           6                             1/4
           7                             1/3
           8                             1/2
           9                             1/1

If the Participant elects to receive payment of his Account in installments as provide for above, as of the end of each Plan Year following the Participant's retirement in which a distribution is made to the Participant, the Dollar Value of the Participant's Account shall be increased by an amount equal to the sum of: (1) Applicable Interest Rate for the immediately preceding Plan Year, adjusted to reflect the period between the end of the immediately preceding Plan Year and the date on which an installment is distributed to the Participant multiplied by the Dollar Value of the Participant's Account determined as of the end of the immediately preceding Plan Year; and (2) the Applicable Interest Rate for the Plan year in which the installment distribution is made, adjusted to reflect the period from the date of the distribution to the Participant to the end of the Plan Year, multiplied by: (a) the value of the Participant's Account determined as of the end of the immediately preceding Plan Year; plus (b) the amount of interest to be credited to the Dollar Value of the Participant's Account pursuant to (1) above in this paragraph; minus (c) the amount of the distribution made to the Participant for the Plan Year.

          If a Participant that elects to receive payment of his Account in installments as provided for above dies prior to the distribution to such Participant of the entire amount contained in his Account, the balance of the Participant's Account shall be distributed to the Participant's Beneficiary or, if none, to the Participant's estate within sixty (60) days following the Participant's death.

          If a Trust Fund has been established pursuant to Section
5.01 hereof, following a Participant's retirement, unless the Participant has elected to receive payment of his Account in installments as provided for above, the Committee shall direct the Trustee to distribute to the Participant in one lump sum payment in cash or immediately available funds, the value of such Participant's Account within the Trust Fund, determined as of the preceding Valuation Date. In addition, if the value of the Participant's Account in the Trust Fund is less than the value of the Participant's Phantom Account, following a Participant's retirement, the Committee shall direct Mark IV or its successor to distribute to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the amount by which the value of the Participant's Phantom Account, exceeds the value of the Participant's Account in the Trust Fund. The payments required to be made to a Participant pursuant to this paragraph shall be delivered to the Participant no later than sixty (60) days following the date the Participant retires from employment with the Employer.

          If a Trust Fund has been established pursuant to Section
5.01 hereof and the Participant has elected to receive payment of the value of his Account in installments as permitted above, the

Committee shall direct the Trustee to distribute the Participant's Account to the Participant in the manner described above for a distribution of the Participant's Account in installments. In such event, as of the end of each Plan Year following the date of the Participant's retirement, the value of the Participant's Phantom Account shall be increased in the same manner that the value of the Participant's Account is to be increased as provided for above.

     For purposes of this Plan:

     (a) Normal Retirement Date means the first day of the first calendar month next following such Participant's fifty-fifth
(55th) birthday; and

     (b) Deferred Retirement Date means the first day of the month after such Participant actually leaves the service of the Employer, provided it is subsequent to his Normal Retirement Date.

     4.02 (a) Death Notwithstanding anything to the contrary contained in Section 4.04 hereof, upon the death of a Participant before retirement or other termination of employment, the Dollar Value and, if applicable, the Share Value of his Account shall become fully and nonforfeitably vested. As soon as practicable thereafter, the Committee shall direct Mark IV to distribute to any surviving Beneficiary designated by the Participant, or, if none, to the Participant's surviving spouse, or if neither to the Participant's estate, in one lump sum payment in cash or immediately available funds, an amount equal to the Dollar Value of the deceased Participant's Account which, as determined pursuant to Section 3.10 hereof, is equal to the greater of the Dollar Value of the Participant's Account and the Share Value of the Participant's Account, determined as of the date of the Participant's death.

          If a Trust Fund has been established pursuant to Section
5.01 hereof, following a Participant's death, the Committee shall direct the Trustee to distribute to any surviving Beneficiary designated by the Participant, or, if none, to the Participant's surviving spouse, or, if neither, to the Participant's estate, in one lump sum payment in cash or immediately available funds, the value of such Participant's Account within the Trust Fund determined as of the preceding Valuation Date. In addition, if the value of the Participant's Account in the Trust Fund is less than the value of the Participant's Phantom Account, following the Participant's death, the Committee shall direct Mark IV or its successor to distribute to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the amount by which the value of the Participant's Phantom Account, exceeds the value of the Participant's Account in the Trust Fund. The payments required to be made pursuant to this paragraph shall be delivered to the Participant's Beneficiary, or if none to the Participant's surviving spouse, or if neither to the Participant's estate no later than 60 days following the Participant's death.

          (b)  Proof of Death   The Committee may require such
proper proof of death and such evidence of the right of any person to receive payment of a deceased Participant's Account as the Committee may deem desirable. The Committee's determination shall be conclusive.

          (c)  Designation of Beneficiary   Each Eligible
Employee, upon becoming a Participant, may designate a Beneficiary of his own choosing and may, in addition, name a contingent
Beneficiary. Such designation shall be made in a form satisfactory to the Committee. Any Participant may at any time revoke or change his Beneficiary designation by filing written notice with the Committee.

     4.03 (a) Disability. Notwithstanding anything to the contrary contained in Section 4.04 hereof in the event of a Participant's Total and Permanent Disability before retirement or other termination of employment, the Dollar Value and, if applicable, the Share Value of his Account shall become fully and nonforfeitably vested. As soon as practicable following the date it is determined that a Participant suffers from a total and permanent disability, the Committee shall direct Mark IV, to distribute and pay to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the Dollar Value of the Participant's Account which, as determined pursuant to Section 3.10 hereof, is equal to the greater of the Dollar Value of the Participant's Account and the Share Value of the Participant's Account, determined as of the date the Participant suffers a Total and Permanent Disability.

          If a Trust Fund has been established pursuant to Section
5.01 hereof, after it is determined that the Participant suffers from a Total and Permanent Disability, the Committee shall direct the Trustee to distribute and pay to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the value of such Participant's Account within the Trust Fund determined as of the preceding Valuation Date. In addition, if the value of the Participant's Account in the Trust Fund is less than the value of the Participant's Phantom Account, following the date on which it is determined that the Participant suffers from a Total and Permanent Disability, the Committee shall direct Mark IV or its successor to distribute to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the amount by which the value of the Participant's Phantom Account, exceeds the value of Participant's Phantom Account in the Trust Fund. The payments required to be made pursuant to this paragraph shall be delivered to the Participant no later than 60 days following the date it is determined that the Participant suffers from a Total and Permanent Disability.

          (b) Total and Permanent Disability. For purposes of this Plan, Total and Permanent Disability shall mean a presumably permanent physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder which renders him incapable of continuing in the employment of the Employer or any Affiliate.

          (c) Determination of Total and Permanent Disability. The total and permanent disability of any Participant shall be determined by a licensed physician in accordance with uniform principles consistently applied, upon the basis of independent medically determined evidence.

     4.04 Vesting. Each Participant in the employ of the Employer on December 1, 1991 shall at all times have a 100% vested interest in the entire Dollar Value and the entire Share Value, if any, of his Account including the Dollar Value and Share Value, if any, of his Account determined as of December 1, 1991, and the Dollar Value and Share Value, if any, of his Account attributable to amounts credited to each of his Annual Allocation Accounts under the terms of this Plan with respect to any additional allocations made to each of the Participant's Annual Allocation Accounts after December 1, 1991. In addition, each Participant shall at all times have a 100% vested interest in the Dollar Value and the Share Value, if any, of his Account attributable to amounts credited to his Compensation Deferral Account.

          Each Participant that first performs an Hour of Service for the Employer at any time on or after December 2, 1991 shall, upon completion by such a Participant of five (5) Years of Service, acquire a 100% vested interest in the portion of his Account which is attributable to the Annual Deferred Compensation Commitment made to his Account together with any interest or earnings thereon and the portion of his Account which is attributable to any Matching Contributions made to his Account together with any interest or earnings thereon. Unless a Change in Control shall have occurred prior to the termination of a Participant's employment, if the employment of such a Participant who is first employed by the Employer on or after December 2, 1991, is terminated for any reason other than death or disability prior to the date such Participant completes at least five (5) Years of Service, the portion of such Participant's Account which is attributable to Annual Deferred Compensation Commitments made to his Account together with any interest or earnings thereon and the portion of his Account which is attributable to Matching Contributions made to his Account together with interest or earnings thereon shall be forfeited and applied to the Accounts of all other Participants in the manner provided for in Section 3.11 hereof.

          In addition to the above, a Participant shall become fully and nonforfeitably vested in the entire Dollar Value and, the entire Share Value, if any, of his Account upon the occurrence of a Change in Control as defined in Section 5.03 hereof, including any Dollar Value or Share Value attributable to amounts credited to the Participant's Account following the Change in Control.

     For purposes of this Section 4.04, Years of Service shall be determined on the basis of the Plan Year. All Years of Service of an Eligible Employee with the Employer and any Affiliate shall be taken into account. However, in determining a Participant's vested interest in any of his Annual Allocation Accounts subsequent to the rehiring of a terminated Eligible Employee who has incurred a Break in Service, Years of Service completed by a Participant prior to such Break in Service shall not be counted under the following circumstances:

          (a) if the Eligible Employee fails to complete a Year of Service after his rehiring; or

          (b) if the Eligible Employee incurred five (5) consecutive Breaks in Service and had no vested interest in the value of his Account at the time of his termination of employment.

     4.05 Distribution of Compensation Deferrals. A Participant shall be entitled to receive payment of all or any portion of the amount of his Compensation Deferral for a Plan Year together with any earnings thereon (but not any Matching Contributions attributable to such Compensation Deferral) at the time or times specified in the Deferred Compensation Election Form executed by the Participant with respect to such Plan Year notwithstanding the fact that the Participant is actively employed by the Employer at the time such payment is to be made to the Participant. As soon as practicable following the date specified by the Participant in his Deferred Compensation Election Form (and, in no event later than ten (10) days following such date), the Committee shall distribute and pay to the Participant in one (1) lump sum payment in cash or immediately available funds, the percentage, specified in the Participant's Deferred Compensation Election Form, of the Dollar Value or the Share Value, whichever is greater, of the Participant's Compensation Deferral made in connection with such Deferred Compensation Election Form. If a Participant's Deferred Compensation Election Form provides for the partial payment to a Participant of the Participant's Compensation Deferral, the Dollar Value and the Share Value of the Participant's Compensation Deferral Account shall be reduced in an amount equal to the percentage of the Compensation Deferral that is to be paid to the Participant.

          Notwithstanding anything to the contrary contained in the Deferred Compensation Election Form of a Participant, if the Dollar Value or the Share Value of a Participant's Compensation Deferral Account exceeds Two Million Dollars ($2,000,000) as of December 31, 1998, the Committee shall, no later than January 30, 1999, distribute and pay to such Participant in one lump sum payment an amount equal to one half of the Dollar Value or the Share Value, whichever is greater, of the Participant's Compensation Deferral Account determined as of December 31, 1998. Following such distribution, the Dollar Value and the Share Value of the Participant's Compensation Deferral Account and the

Participant's Account shall be reduced accordingly.

          If a Trust Fund has been established pursuant to Section
5.01 hereof, at the time a Participant is entitled to payment of all or any portion of his Compensation Deferral for a Plan Year together with any earnings thereon as provided for in the Deferred Compensation Election Form executed by the Participant for such Plan Year, the Committee shall direct the Trustee to distribute to the Participant in one (1) lump sum payment in cash or immediately available funds, the portion of the Participant's Phantom Account which is attributable to the portion of the Compensation Deferral which the Participant is entitled to receive payment of together with any earnings (or less any losses) of the Trust Fund attributable to such amount. In addition, if the value of the portion of the Participant's Compensation Deferral Account in the Trust Fund which is attributable to the Compensation Deferral which is to be distributed to the Participant is less than the value of the portion of the Participant's Phantom Account which is attributable to the Compensation Deferral which is to be distributed to the Participant, following the date on which the Participant is entitled to receive payment of a Compensation Deferral, the Committee shall direct Mark IV or its successor to distribute to the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the amount by which the value of the portion of the Participant's Phantom Account which is attributable to the Compensation Deferral which is to be distributed to the Participant (including the earnings on such Compensation Deferral) exceeds the value of the portion of the Participant's Compensation Deferral Account in the Trust Fund which is attributable to the Compensation Deferral (together with any earnings thereon) which is to be distributed to the Participant.

     4.06 Termination of Employment and Distribution of Vested Benefits. Upon a Participant's voluntary or involuntary termination of employment with the Employer and any Affiliate with a vested interest in his Account other than by reason of retirement, death or disability, the Dollar Value, as determined pursuant to Section 3.10 hereof, of the vested portion of such Participant's Account, if any, shall be distributed to, or in the case of the Participant's death, on behalf of, the Participant within sixty (60) days following the date the Participant's employment with the Employer is terminated. As soon as practicable after such former Participant is entitled to distribution as provided in the preceding sentence, the Committee shall direct Mark IV to distribute the Dollar Value of the vested portion of the Participant's Account as determined pursuant to
Section 3.10 hereof together with any earnings thereon to such former Participant or his Beneficiary in one lump sum payment in cash or immediately available funds. If a Trust Fund has been established pursuant to Section 5.01 hereof, following the date a former Participant is entitled to a distribution as provided in this Section 4.06, the Committee shall direct the Trustee to distribute to or on behalf of the Participant in one lump sum payment in cash or immediately available funds, an amount equal to the value of the vested portion of the Participant's Account within the Trust Fund. In addition, if the value of the vested portion of the Participant's Account in the Trust Fund is less than the value of the vested portion of the Participant's Phantom Account, the Committee shall direct Mark IV or its successor to distribute to the Participant, in one lump sum payment no later than sixty (60) days following the date the Participant's employment with Mark IV or its successor is terminated, in cash or immediately available funds, an amount equal to the amount by which the value of the vested portion of the Participant's Phantom Account exceeds the vested portion of the Participant's Account in
the Trust Fund.   Payments required to be made from the Trust Fund
to or on behalf of a former Participant as provided in this paragraph shall be made no later than sixty (60) days following the date the Participant's employment with the Employer is terminated. During the period between the date a Participant's employment with the Employer is terminated and the date the Participant's Account is to be distributed, the Participant's Account shall be credited with interest as provided in Section
3.10 or, if a Trust Fund has been established pursuant to Section 5.01, the Participant's Account shall be credited or charged with its proportionate share of the earnings or losses of the Trust Fund.

          At the time a former Participant is entitled to distribution, according to its records, the Committee shall send, by registered or certified mail directed to his address last known to the Committee, a notice informing him as to his rights with respect to any amounts held for him and requesting confirmation of his address and age. Each Participant and former Participant has the obligation to keep the Committee informed of his address. In the event the Committee is unable to locate such former Participant within four (4) years, the amount held for his benefit shall be forfeited; provided, however, if a claim is made by the Participant or his Beneficiary for the forfeited amount, such amount shall be reinstated into his Account.

     4.07 Forfeitures. If a Participant terminates his employment with the Employer before he has acquired a 100% vested interest in any portion of any of his Account attributable to Annual Deferred Compensation Commitments together with interest or earnings thereon and any portion of his Account attributable to Matching Contributions together with interest and earnings thereon, the portion of such Participant's Account which is not vested, shall be forfeited as of the end of the first Plan Year in which the Participant incurs a Break in Service and, as of the end of the first Plan Year in which the Participant incurs a Break in Service, an amount equal to the greater of the Dollar Value or the Share Value of the portion of such Participant's Account which is not vested shall be reallocated among the Accounts of the remaining Participants in accordance with Section 3.11 hereof.
For purposes of determining the amount to be reallocated among the

Accounts of the remaining Participants, if any portion of an Account which is to be forfeited pursuant to this Section 4.07 was allocated to the purchase of Phantom Stock and the Participant's employment with the Employer is terminated at any time prior to January 1, 1999, the price per share of such Phantom Stock which shall be used for purposes of determining the Share Value of such Participant's Account and for purposes of reallocating the portion of the Participant's Account among the remaining Participants shall equal the average of the closing prices per share of common stock of Mark IV during the month of February for the Plan Year in which such Account is to be forfeited as determined from the closing prices per share of common stock of Mark IV reported by the New York Stock Exchange Composite Index for such month.

If any portion of the Account of a Participant which is to be forfeited was allocated to the purchase of Phantom Stock and the Participant's employment with the Employer is terminated at any time after December 31, 1998, the price per share of such Phantom Stock which shall be used for purposes of determining the Share Value of such Participant's Account and for purposes of reallocating the portion of the Participant's Account among the remaining Participants shall equal the average of the closing prices per share of common stock of Mark IV during the month of December if the calendar year ending prior to the calendar year in which the Participant's Account is to be forfeited, as determined for the closing prices per share of common stock of Mark IV reported by the New York Stock Exchange Composite Index for such month.

          If a Participant's employment with his Employer is terminated before he acquires a one hundred percent (100%) vested interest in the portion of his Account attributable to Annual Deferred Compensation Commitments and the portion of his Account attributable to Matching Contributions, and, at the time of such Participant's termination of employment, a Trust Fund has been established pursuant to Section 5.01 hereof, the value within the Trust Fund portion of his Account attributable to Annual Deferred Compensation Commitments and the portion of his Account attributable to Matching Contributions, shall be maintained in a suspense account within the Trust Fund until the end of the first Plan Year in which the Participant incurs a Break in Service, at which time, the amount of such suspense account shall be forfeited and reallocated among the accounts of the remaining Participants in accordance with Section 3.11. Such suspense account shall be for accounting purposes only, shall not require a segregation of assets within the Trust Fund to such Account and shall not share in the gains, losses, income or expenses of the Trust Fund. The amount of the assets necessary to maintain the suspense account shall be deemed an expense chargeable to the Trust Fund. The Committee shall maintain records so that each former Participant's share of the suspense account is clearly identifiable.

          If the terminated Participant returns to the employ of the Employer or any Affiliate before he has incurred five (5) consecutive one year Breaks in Service, the amount previously forfeited by the Participant shall not be restored to such Participant's Account.

     4.08 Certain Additional Payments by Mark IV. (a) If and to the extent that any payment made to a Participant pursuant to this Plan is attributable to the portion of the Participant's Account which is attributable to the value of each of the Annual Allocation Accounts contained in the Participant's Account or to the value of any Matching Contributions Account contained in the Participant's Account (such portion of such payment or payments being hereinafter referred to individually as a "Top Hat Payment" and collectively as "Top Hat Payments") and the amount of any such Top Hat Payment or Top Hat Payments would be subject to any income taxes, excise taxes or other taxes imposed on such payment under the terms of the Internal Revenue Code or otherwise imposed on any such payment by any state or local government (the aggregate amount of all such income taxes, excise taxes and other taxes, together with any interest or penalties relating to such income taxes, excise taxes or other taxes being hereinafter referred to as "Taxes") then a Participant shall be entitled to receive an additional payment (hereinafter a "Gross Up Payment") in an amount such that after payment by a Participant of all Taxes (including all Taxes payable on the Gross Up Payment), the Participant retains an amount of the Gross Up Payment equal to the Taxes imposed upon the Top Hat Payment.

          (b) If a Change in Control occurs and, in connection with any payment or distribution made pursuant to this Plan as a result of the occurrence of such Change in Control, any amounts payable to a Participant pursuant to this Plan are subject to payment of an excise tax under Section 4999 of the Code (hereinafter the "Excise Taxes"), the Participant shall, at the time such Participant receives any payment or distribution pursuant to the terms of this Plan, receive an additional payment (in addition to the Gross Up Payment, if any, which is payable to the Participant pursuant to Section 4.08(a) above) (such additional payment being hereinafter referred to as a "Change in Control Gross Up") in an amount such that, after the payment by the Participant of all Taxes (including Excise Taxes) imposed on all payments payable to the Participant under the terms of the Plan (including the Gross Up Payment, the Change in Control Gross Up, any Taxes or Excise Taxes payable on the Gross Up Payment and any Taxes or Excise Taxes payable on the Change in Control Gross
Up), the Participant will retain an amount equal to the Taxes imposed on the Top Hat Payment and the Excise Taxes payable on all amounts payable to the Participant pursuant to the Plan.

          (c) Subject to the provisions of Section 4.08(d) hereof, all determinations required to be made under this Section 4.08, including whether a Gross-Up Payment or a Change in Control Gross Up is required, the amount of such Gross-Up Payment and the amount of any such Change in Control Gross Up, shall be made by PricewaterhouseCoopers or any other nationally recognized firm of certified public accountants (the "Accounting Firm") which shall provide detailed supporting calculations both to Mark IV or its successor and a Participant within 15 business days of termination of a Participant's employment with Mark IV or its successor, if applicable, or such earlier time as is requested by the Participant or Mark IV. When calculating the amount of the Gross-Up Payment and the Change in Control Gross Up, a Participant shall be deemed to pay:

               (i) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment or the Change in Control Gross Up (as the case may be) is to be made, and

               (ii) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Gross-Up Payment or the Change in Control Gross Up (as the case may be) is to be made, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year.

          If a Change in Control as described in Section 5.03 hereof has occurred and the Accounting Firm has performed services for the person, entity or group who caused the Change of Control, or any affiliate thereof, a Participant may select an alternative accounting firm from any nationally recognized firm of certified public accountants. If the Accounting Firm determines that no excise taxes are payable by a Participant, it shall furnish a Participant with an opinion that he has substantial authority not to report any excise tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon Mark IV and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that a Change in Control Gross Up which will not have been made by Mark IV should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that Mark IV or its successor exhausts it remedies pursuant to Section 4.08(d) hereof, and a Participant thereafter is required to make a payment of any excise tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by Mark IV or its successor to or for the benefit of a Participant.

          (d) The Participant shall notify Mark IV or its successor in writing of any claim by the Internal Revenue Service that, if successful, would require Mark IV or its successor to increase the amount of the Change in Control Gross Up. Such notification shall be given as soon as practicable but no later than ten business days after a Participant knows of such claim and shall apprise Mark IV or its successor of the nature of such claim and the date on which such claim is requested to be paid. A

Participant shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to Mark IV or its successor (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If Mark IV or its successor notifies a Participant in writing prior to the expiration of such period that it desires to contest such claim, a Participant shall:

               (i) give Mark IV or its successor any information reasonably requested by Mark IV or its successor relating to such claim;

               (ii) take such action in connection with contesting such claim as Mark IV or its successor shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by Mark IV or its successor;

               (iii) cooperate with Mark IV or its successor in good faith in order to effectively contest such claim; and

               (iv) permit Mark IV or its successor to participate in any proceedings relating to such claim;

provided, however, that Mark IV or its successor shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold a Participant harmless, on an after-tax basis, for any excise tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4.08(d), Mark IV or its successor shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct a Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and a Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Mark IV or its successor shall determine; provided, however, that if Mark IV or its successor directs the Participant to pay such claim and sue for a refund, Mark IV or its successor shall advance the amount of such payment to the Participant, on an interest free basis and shall indemnify and hold the Participant harmless, on an after-tax basis, from any excise tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statue of limitations relating to payment of taxes for the taxable year of a Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by Mark IV or its successor of the contest shall be limited to issues with respect to which a Change in Control Gross Up would be payable hereunder and a Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (e) If, after the receipt by a Participant of an amount advanced by Mark IV or its successor pursuant to Section 4.08(d) hereof, a Participant becomes entitled to receive any refund with respect to such claim, a Participant shall (subject to the compliance by Mark IV or its successor with the requirements of
Section 4.08(d)) promptly pay to Mark IV or its successor the amount of such refund (together with any interest paid or credited thereon by the taxing authority after deducting any taxes applicable thereto). If, after the receipt by a Participant of an amount advanced by Mark IV or its successor pursuant to Section 4.08(d) hereof, a determination is made that a Participant shall not be entitled to any refund with respect to such claim and Mark IV or its successor does not notify a Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of the Change in Control Gross Up required to be paid under Section 4.08(a) or Section 4.08(b) hereof. The forgiveness of such advance shall be considered part of the Change in Control Gross Up and subject to gross-up for any taxes (including interest or penalties) associated therewith.

     4.09 Effects of Vesting. Each Participant, upon: (a) acquiring a vested interest in his Account pursuant to the terms of this Plan; and (b) otherwise satisfying the requirements for payment and distribution of his Account pursuant to the terms of this Plan, shall have a valid and enforceable claim against Mark IV for payment of the amount described in the applicable provisions of this Plan together with the amount of any applicable Gross-Up Payment. Notwithstanding the foregoing, no Participant, spouse or Beneficiary shall have any interest in any particular assets of Mark IV by reason of the right to receive deferred compensation under this Plan until such time that the Participant's spouse or Beneficiary obtains a judgment against Mark IV or its successor requiring payment of amounts described in the Plan, and any such Participant, spouse or Beneficiary shall have only the rights of a general unsecured creditor of Mark IV with respect to any deferred compensation payable under this Plan.

     4.10 No Duplication of Benefits. It is the intent of Mark IV and each Employer that the deferred compensation to be provided under this Plan shall, with respect to the employment of an Eligible Employee by the Employer during the periods this Plan is in effect, supersede any other deferred compensation to which an

Eligible Employee is entitled under the terms of any written employment agreement between any Employer and such Eligible Employee, covering periods of such Eligible Employee's employment with the Employer during the periods with respect to which this Plan is in effect except for deferred compensation which is or may be provided to the Employee under the terms of any "tax qualified" pension, profit sharing or 401(k) plan and any compensation which a Participant may be deemed to earn by virtue of stock option and restricted stock awards which may be granted to the Participant.

                            SECTION 5.
              Trust Established Upon Change in Control

     5.01 Establishment of Trust. Upon the occurrence of a Change in Control (as hereinafter defined), Mark IV or its successor shall establish a Trust Fund for the purpose of holding and investing assets of Mark IV to be used for payment of the deferred compensation to be provided to Participants under this Plan. The terms and conditions of the agreement containing the terms of the Trust Fund shall be consistent with the terms and conditions required by rulings and regulations of the Internal Revenue Service for a trust to be classified as a "Rabbi Trust" within the scope of Internal Revenue Service Private Letter Ruling No. 8113017 and Internal Revenue Service Private Letter Ruling No. 8907034 such that the amounts payable under this Plan will not be immediately taxable to the Participants to whom such amounts are payable under the terms of this Plan by virtue of the establishment of such Trust Fund and contribution of assets thereto or by virtue of the acquisition by any such Participants of a vested interest in the deferred compensation payable hereunder.

     5.02 Contributions to Trust. Promptly following the occurrence of a Change in Control (as hereinafter defined), but in any event not later than sixty (60) days following the occurrence of the Change in Control, Mark IV or its successor shall determine for each Participant, the Dollar Value and the Share Value of the Participant's Account as of the date the Change in Control occurs. Thereafter, no later than ten (10) days following the date on which the Dollar Value and the Share Value of a Participant's Account are determined, Mark IV or its successor shall pay to the Trustee, to be held pursuant to the Trust Fund, cash or immediately available funds in an amount which, for each Participant, is equal to the greater of the Dollar Value and the Share Value of the Participant's Account determined as of the date the Change in Control occurs. In addition, following the occurrence of a Change in Control, Mark IV or its successor shall make the contributions to the Trust Fund required by Section 3.15 hereof.

     5.03 Change in Control. For purposes of this Plan, a Change in Control shall occur if: (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than twenty percent (20%) of the then outstanding voting stock of Mark IV, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or
(b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors (and any new director whose election to the Board of Directors or whose nomination for election by Mark IV's shareholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (hereinafter referred to as the "Continuing Directors") cease for any reason to constitute a majority thereof; or (c) the shareholders of Mark IV approve a merger or consolidation of Mark IV with any other corporation, other than a merger or consolidation which would result in the voting securities of Mark IV immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of Mark IV or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "change in control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "change in control"), or (d) the shareholders of Mark IV approve an agreement for the sale or disposition by Mark IV or all or substantially all the assets of Mark IV. Notwithstanding the provisions of Sections 7.01 and 7.02 hereof, the foregoing provisions of Sections 5.01, 5.02 and 5.03 hereof may not be amended within three (3) years following a "change in control" without the written consent of a majority in both number and interest of the Participants who are actively employed by the Employer, both immediately prior to the "change in control" and at the date of such amendment.

     5.04 Investment Policy. In determining its investments hereunder, the Trustee or any duly appointed Investment Manager shall consider the short and long range needs of the Plan communicated to them by the Committee. Benefits may be provided through any combination of investment media designated to provide the requisite liquidity, growth and security appropriate to this Plan.

     5.05 Trustee Responsibilities. Following the establishment of a Trust pursuant to Section 5.01 hereof, the Trustee appointed to administer the Trust Fund shall be deemed a Fiduciary and shall discharge his duties for the exclusive benefit of Participants in the Plan.

                        SECTION 6.
                      Administration


     6.01 The Committee. The Compensation Committee of the Board of Directors of Mark IV shall be the administrative committee which administers the Plan as the plan administrator. The Committee shall be the named fiduciary of the Plan with respect to Plan administration and, if a Trust Fund is established pursuant to Section 5.01 hereof, the Committee shall be a named fiduciary with respect to the appointment of an Investment Manager to manage any assets of the Plan. Any member of the Committee may resign by delivering his written resignation to the Board of Directors. Vacancies arising by resignation, death, removal or otherwise shall be filled by the Board of Directors of Mark IV. If at any time no members are currently serving as the Committee, or if no Committee is appointed, the Board of Directors of Mark IV shall be deemed to be the Committee.

     6.02 General Duties and Responsibilities. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. Any interpretation, construction or determination made in good faith shall be final and conclusive. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan. The Committee as named fiduciary may employ attorneys, accountants and such other advisors to advise it with respect to its duties and obligations as it deems appropriate.

     6.03 Funding Policy. In the event a Trust Fund is established pursuant to Section 5.01 hereof, the Committee shall establish a funding policy and method consistent with the requirements of law and designed to protect the interests of Plan
Participants. The Committee shall thereafter review, and if necessary, change such funding policy and method.

     6.04 Allocation and Delegation of Responsibilities. As the named fiduciary, the Committee may engage agents to assist it in carrying out its functions hereunder. The Committee members are expressly authorized to allocate among themselves and/or delegate to other named persons or parties, fiduciary responsibilities, other than Trustee responsibilities. In the event a Trust Fund is established pursuant to Section 5.01 hereof, the Committee may appoint an Investment Manager and delegate to him the authority to manage, acquire, invest or dispose of all or any part of the Trust Fund assets. With regard to the assets entrusted to his care, the Investment Manager shall provide written instructions and directions to the Trustee, who shall in turn, be entitled to rely thereon. Appointments and delegations shall be evidenced by a signed written document, which must be retained with the other Plan documents.

     6.05 Bonding. The Committee shall be responsible for procuring bonding for any persons dealing with the Plan or its assets as may be required by law or by this Plan.

     6.06 Records, Reporting and Disclosure. The Committee shall maintain all the records necessary for the administration of the Plan. The Committee shall also be responsible for preparing and filing such annual reports and tax forms as may be required by law. The Committee shall furnish and/or make available for inspection by each Participant covered under the Plan and to each Beneficiary who is entitled to receive benefits under the Plan, such information and reports as may be required by law.

     6.07 Expenses and Compensation. The expenses necessary to administer the Plan shall be borne by Mark IV and, if necessary, shall be reimbursed to the Plan. In the event a Trust Fund is established pursuant to Section 5.01 hereof, upon the failure of Mark IV to pay said expenses, the Trustee shall pay said expenses out of the Plan assets. Expenses include, but are not limited to, those involved in retaining necessary professional assistance from an attorney, an accountant, an actuary, or an investment advisor. The Employer shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. The Committee, with the approval of Mark IV, may receive reasonable compensation for services rendered in administering this Plan, provided the member performing the services is not a full-time employee of any Employer whose employees are participants in this Plan.

     6.08 Information from Mark IV. To enable the Committee to perform its functions, Mark IV shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their employment, their retirement, death, disability or termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Committee is entitled to rely on such information as is supplied by Mark IV and shall have no duty or responsibility to verify such information.

     6.09 Multiple Signatures. In the event that more than one person has been duly nominated to serve on the Committee, one signature may be relied upon by any interested party as conclusive evidence that the Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Committee. No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan and Trust. The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

     6.10 General Fiduciary Liability. Mark IV, its Board of Directors, the Committee, the Trustee and any Fiduciary with respect to this Plan and, if applicable, the Trust Fund created pursuant hereto shall not be liable for any actions taken or omitted by any of them except for such acts involving gross negligence or willful misconduct of the party to be charged and except as required by ERISA. Nothing contained in this Section
6.10 shall be deemed to release, discharge or otherwise limit the liability of Mark IV, or, if a Trust Fund is established pursuant to Section 5.01 hereof, the liability of the Trust Fund and any successor in interest to Mark IV for payment to Participants of the amounts described in this Plan.

     6.11 Liability Insurance. The Committee may purchase, as an authorized expense of the Plan, liability insurance for the Plan and/or for its Fiduciaries to cover liability or losses occurring by reason of the act or omission of a Fiduciary, providing such insurance contract permits recourse by an Insurer against the Fiduciary in the case of breach of fiduciary obligation by such Fiduciary. Any Fiduciary may purchase on behalf of himself, insurance to protect himself in the event of a breach of fiduciary duty and Mark IV may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to this Plan.

     6.12 Benefit Claims Procedures. The Committee shall establish a benefit claims procedure. Such procedure shall provide for the filing of claims for benefits, adequate notice in writing to any Participant or Beneficiary whose claim for benefits has been denied, setting forth the specific reasons for such denial and written in a manner calculated to be understood by the Participant, and afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review by the Committee of the decision denying the claim.

                         SECTION 7.
               Amendment, Termination and Merger

     7.01 Amendment. Subject to the limitation on the right to amend this Plan contained in Section 5.03 hereof, the Board of Directors of Mark IV shall have the right at any time and from time to time without the consent of any Participant or Beneficiary to amend, in whole or in part, any or all of the provisions of this Plan. Notwithstanding the foregoing, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing the value of a Participant's Account or depriving any Participant or the Beneficiary of any Participant of any amount payable (whether immediately or in the future) to such Participant or Beneficiary under the terms of this Plan as in effect on the date on which such amendment is executed.

     7.02 Termination. Subject to the limitation on the right to amend this Plan contained in Section 5.03 hereof, Mark IV, by action of its Board of Directors shall have the right at any time to discontinue its contributions hereunder and to terminate this Plan. Upon complete termination of the Plan or upon the occurrence of any event which constitutes a partial termination pursuant to IRC Section 411(d)(3), whether by action of the Board of Directors or otherwise, all Participants shall become fully and nonforfeitably vested in the value of their respective Accounts; provided, however, in the case of a partial termination, full vesting shall only be applicable to that part of the Plan and the Participants covered thereunder that is terminated.

     7.03 Continuation of Plan by Successor. Mark IV will require any person, firm, corporation or other entity that becomes a successor to Mark IV, (whether direct or indirect, by purchase of stock or assets, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Mark IV to expressly assume and agree to perform the provisions of this Plan as in effect at the time any such person, firm, corporation or other entity becomes a successor to Mark IV, in the same manner and to the same extent that Mark IV would be required to perform it if no such succession had taken place. Unless this Plan be sooner terminated, a successor to the business of Mark IV by whatever form or manner resulting, may continue this Plan after such person, firm, corporation or entity becomes a successor to Mark IV by executing an appropriate supplemental agreement. In the event any successor to the business of Mark IV shall not elect to continue this Plan within ninety days after such person, firm, corporation or other entity becomes a successor to Mark IV (whether direct or indirect, by purchase of stock or assets, merger, consolidation or otherwise), this Plan shall be deemed to be terminated and the obligation to pay to each Participant the amounts described herein at the times provided for herein shall become fixed and binding obligations of such successor.

                    SECTION 8.
                  Miscellaneous

     8.01 No Rights Created by Plan and Trust - Terms of Employment Not Affected. Neither the establishment of the Plan or Trust nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant, Beneficiary or other person any legal or equitable right against the Employer or any officer or Employee thereof, or the Trustee, or the Committee, except as herein provided. Under no circumstances shall participation in this Plan by an Employee constitute a contract of continuing employment or in any manner obligate the Employer to continue the services of an Employee.

     8.02 Participants Rights Unsecured. Unless the establishment of a Trust Fund is required pursuant to Section 5.01 hereof, the Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of Mark IV for payment of any distributions hereunder. The rights of a Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of Mark IV and neither the Participant nor his Beneficiary shall have any rights in or against any specific assets of Mark IV including, but not limited to, any assets contained in any Trust Fund established pursuant to Section 5.01 hereof.

     8.03 No Guaranty of Benefits. Nothing contained in this Plan shall be deemed to constitute a guaranty by Mark IV or any other entity or person that the assets of Mark IV will be sufficient to pay the benefits hereunder.

     8.04 Execution of Receipts and Releases. Any payment to any Participant, or to his legal representatives or Beneficiary, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan, and the Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

     8.05 Benefits Non-Assignable. No benefit which shall be payable to any person under this Plan, (including a Participant or his Beneficiary), whether payable out of the general assets of Mark IV or payable out of the Trust Fund, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Committee or the Trustee, except to such extent as may be required by law.

     8.06 Construed Under Applicable Federal Law and New York Law. This Plan shall be construed according to applicable Federal
Law and the laws of the State of New York and all provisions hereof shall be administered according to such laws.

     8.07 Masculine Gender to Include Feminine; Singular to Include Plural. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     8.08 Heading No Part of Plan. Heading of sections and subsections of this instrument are inserted for convenience of reference only. They constitute no part of this Plan are not to be construed in the construction hereof.

     8.09 Counterparts. This instrument may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

          IN WITNESS WHEREOF, the Mark IV Industries, Inc. has caused this Plan to be executed as of the ____ day of _______________, 1999.


                              MARK IV INDUSTRIES, INC.



                              By________________________